UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
   _______________________________
Form 8-K
  _______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 14, 2017
  _______________________________
Hi-Crush Partners LP
(Exact name of registrant as specified in its charter)
   _______________________________
Delaware
(State or other jurisdiction of incorporation)

001-35630	90-0840530
(Commission File Number)	(IRS Employer Identification No.)

Three Riverway, Suite 1350 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)
(713) 980-6200
(Registrant’s telephone number, including area code)
  _______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Termination of 2017 Unit Purchase Plan

On September 14, 2017, the Board of Directors (the "Board") of Hi-Crush GP LLC, the general partner of Hi-Crush Partners LP (the "Partnership"), approved the termination of the Hi-Crush Partners LP 2017 Unit Purchase Program (the "Previous UPP") which the Board had approved on March 13, 2017. The Previous UPP was terminated on September 14, 2017.

Approval of Second 2017 Unit Purchase Plan

On September 14, 2017, the Board approved a form of the Hi-Crush Partners LP Second 2017 Unit Purchase Program Enrollment Agreement and Terms and Conditions (the "Second 2017 UPP Agreement"), which allows employees and Board members to enroll in the Hi-Crush Partners LP Second 2017 Unit Purchase Program (the "Second 2017 UPP"). The Partnership’s principal executive officer, principal financial officer, and other named executive officers are eligible to participate in the Second 2017 UPP.

The Second 2017 UPP is offered under the Partnership’s First Amended and Restated Long-Term Incentive Plan as a purchase right for units.  The Second 2017 UPP generally provides participants with the opportunity to purchase common units representing limited partner interests of the Partnership ("Units") at a discount. A Second 2017 UPP participant who is a Board member may contribute to the Second 2017 UPP by making cash contributions not to exceed $225,000 in the aggregate, while a Second 2017 UPP participant who is an employee may contribute to the Second 2017 UPP through payroll deductions not to exceed 50% of such participant’s eligible compensation during the applicable offering period. With respect to any eligible individuals electing to participate in the Second 2017 UPP who were also participating in the Previous UPP as of September 14, 2017, any amounts that such participant contributed to the Previous UPP that were not withdrawn from the Previous UPP before September 14, 2017 will be automatically applied to such participant’s Second 2017 UPP account. If the closing market price of Units on November 15, 2018 (the "Purchase Date Price") is greater than or equal to 85% of the closing market price of Units on a Second 2017 UPP participant’s applicable election date (the "Election Price"), then such participant will receive a number of Units equal to the amount of accumulated payroll deductions or contributions credited to his or her Second 2017 UPP account (the "Contribution") divided by the Election Price, capped at 30,000 Units. If the Purchase Date Price is less than the Election Price, then such participant’s Contribution will be returned to the participant.

The description of the form of Second 2017 UPP Agreement contained in this Item 5.02 does not purport to be complete and is qualified in its entirety by reference to the form of Second 2017 UPP Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.
Item 9.01 - Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Exhibit Description

10.1	Form of Hi-Crush Partners LP Second 2017 Unit Purchase Program Enrollment Agreement and Terms and Conditions

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hi-Crush Partners LP

		By:	Hi-Crush GP LLC, its general partner

Date:	September 18, 2017	By:	/s/ Laura C. Fulton
Laura C. Fulton
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Exhibit Description

10.1	Form of Hi-Crush Partners LP Second 2017 Unit Purchase Program Enrollment Agreement and Terms and Conditions